SECURITIES AND EXCHANGE COMMISSION

                         Washington, D. C. 20549

                              FORM 8-K-A-2

                             CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                             August 24, 1996
                             Date of Report
                    (Date of Earliest Event Reported)


                   NET TELECOMMUNICATIONS, INCORPORATED
         (Exact Name of Registrant as Specified in its Charter)


     Nevada                33-2279-D            87-0297202
(State or other     (Commission File No.) (IRS Employer I.D. No.)
  Jurisdiction)


                   101 Convention Center Drive, #P125
                         Las Vegas, Nevada 89129
                  (Principal Executive Office Address)

                     Registrant's Telephone Number,
                  Including Area Code: (702) 734-1160

                     Registrant's Facsimile Number,
                   Including Area Code: (702) 734-3883



                                   N/A
      (Former Name or Former Address if Changed Since Last Report)

Item 1. Changes in Control of Registrant.

          None; not applicable.

Item 2. Acquisition or Disposition of Assets.

          (a) (i)   Sierra Internet, Inc. dba Tahoe On-Line.

          Pursuant to a Stock Purchase Agreement dated April 1, 1997, and an Addendum to Stock Purchase Agreement dated April 25, 1997, the Agreement and Plan of Merger (the "Tahoe On-Line Plan") dated August 24, 1996, between Net Telecommunications, Incorporated, a Nevada corporation (the "Company"); Sierra Net, Inc., a Nevada corporation (the "Net Tel Subsidiary"); Sierra Internet, Inc., a Nevada corporation dba "Tahoe On-Line" ("Tahoe On-Line"); and all of the stockholders of Tahoe On-Line (the "Tahoe On-Line Stockholders"), was deemed to have been rescinded, by the cancellation of all 130,000 shares issued pursuant to the Tahoe On-Line Plan.

          Copies of the Stock Purchase Agreement and Addendum to Stock Purchase Agreement are attached hereto and incorporated herein by reference. See Item 7 of this Report.

          (a)(ii)   Global Tours, Inc.

                 No change; not applicable.

          (b)(i)    No change; not applicable.

          (b)(ii)   No change; not applicable.

Item 3. Bankruptcy or Receivership.

          None; not applicable.

Item 4. Changes in Registrant's Certifying Accountant.

          None; not applicable.

Item 5. Other Events.

          None; not applicable.

Item 6. Resignations of Directors and Executive Officers.

          None; not applicable.

Item 7. Financial Statements and Exhibits.

          (a)  No change; not applicable.

          (b)  No change; not applicable.

          (c)  Exhibits.

             Stock Purchase Agreement.

             Addendum to Stock Purchase Agreement.

Item 8. Change in Fiscal Year.

          None; not applicable.





                              SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                         NET TELECOMMUNICATIONS,
                         INCORPORATED



Date:     5/14/97            /s/ Michael W. Gorts
                        President

                     STOCK PURCHASE AGREEMENT

          This Stock Purchase Agreement (the "Agreement") is made and entered into this 1st day of April, 1997, by and between Net
Telecommunications, Incorporated, a Nevada corporation (the "Seller"); ISP.NET, Inc., a Florida corporation (the "Purchaser"); HyperDynamics Corporation, a Delaware corporation ("HyperDynamics").

                             Recitals

          WHEREAS, the Seller wishes to sell, and the Purchaser wishes to acquire, all of the outstanding securities of Sierra-Net, Inc., a Nevada corporation ("Sierra-Net"), which is a wholly-owned subsidiary of the Seller;

          NOW, THEREFORE, in consideration of the sum of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows, to-wit:

                                1

                        Purchase and Sale

          The Seller hereby sells and the Purchaser hereby purchases all of the outstanding securities of Sierra-Net, and one or more stock certificates representing such securities shall be delivered to the Purchaser on the closing (the "Closing") as defined in Section 6 hereof, which certificate or certificates shall be duly endorsed and verified to the satisfaction of the Purchaser.

                                2

                           Sales Price

          The Purchaser shall pay the Seller $10,000 on the Closing; HyperDynamics shall issue the Seller 25,000 "unregistered" and "restricted" shares of its $0.001 par value common stock; and HyperDynamics shall convey to the Seller 403,757 and 130,000 shares of the Seller, to be respectively acquired from Bruce Komito and Anthony Prestigiacomo and their associates and family members.

                                3

          Conditions Precedent to the Closing and Escrow

          3.1 The Closing shall be conditioned upon the delivery to the Seller and the Purchaser of General Releases satisfactory to the Seller and the Purchasers by Messrs. Bruce Komito, individually and as custodian for Elizabeth Komito; Milton Komito; Beth Komito-Gotlieb; Anthony Prestigiacomo; Marilyn Prestigiacomo; Anthony F. Prestigiacomo; Kenneth N. Caldwell; Karen S. Caldwell; and Giles Rider, whereby each shall release the Seller and the Purchaser from any and all liability of any type or nature whatsoever related to the initial merger whereby the Seller acquired Sierra-Net or otherwise respecting the receipt or acquisition of shares of the Seller for any reason, or whereby the Purchaser acquired its interest in Sierra-Net.

          3.2 Messrs. Komito and Prestigiacomo shall also respectively deliver to the Seller an Indemnity and Hold Harmless Agreement whereby the Seller shall be indemnified and held harmless from and against any and all liabilities Sierra-Net or Tahoe On-line, a Nevada corporation ("Tahoe") and wholly-owned subsidiary of Sierra-Net.

          3.3 If all conditions precedent to this Agreement are not fully satisfied by April 30, 1997, the Purchaser shall indemnify and hold the Seller harmless from and against any claim of all persons who were to deliver the General Releases set forth in Section 3.1 above, except the Caldwells and their client, Giles; or, at its option on or before April 30, 1997, the Seller can elect to receive an additional $10,000 in cash and an additional 23,000 "unregistered" and "restricted" shares of common stock of HyperDynamics for further consideration for its sale of Sierra-Net's outstanding securities; in the latter event, the Seller shall indemnify and hold the Purchaser harmless from and against all claims of the Caldwells and their client, Giles, arising out of their alleged settled claims against Komito and Sierra-Net respecting the purchase of shares of Sierra-Net; or at the Purchaser's option, the Purchaser's purchase of the outstanding securities of Sierra-Net will be taken subject to any claims of the Caldwells and their client, Giles.

          3.4 HyperDynamics shall have until April 15, 1997, within which to obtain the approval of this Agreement by its Board of Directors and counsel.

          3.5 All agreements, stock certificates, cash and other consideration shall be held in escrow by Leonard W. Burningham, Esq of Salt Lake City, Utah, pending satisfaction of all conditions precedent, the abandonment of the Agreement or the alternative election by the Seller set forth in Section 3.3 above.

                                4

             Representations and Warranties of Seller

          4.1 The Seller represents and warrants that it is the owner of all of the outstanding securities of Sierra-Net, free and clear of any liens and encumbrances, and that its has the right, power and authority to convey these securities pursuant to this Agreement, without qualification, and that it has the right, power and authority to sell such shares.

          4.2  Sierra-Net has one wholly-owned subsidiary, Tahoe.

          4.3 It has conducted its own investigation of the risks and merits of the acquisition of the shares of HyperDynamics to be acquired by it pursuant to this Agreement, including, but not limited to having been provided with the opportunity to have access to its books and records, financial and otherwise, and has had the opportunity to discuss this documentation with the directors and executive officers of HyperDynamics, and to ask questions of these directors and executive officers, and that to the extent requested, all such questions have been answered to the Seller's satisfaction.

          4.4  The Seller understands that:

               (i) The shares being acquired are being received for "investment purposes and not with a view toward further distribution";

               (ii) It has a full and complete understanding of the phrase "for investment purposes and not with a view toward further distribution";

               (iii) It understands the meaning of "unregistered shares" and knows that they are not freely tradeable;

               (iv) It also understands that any stock certificate transferred by HyperDynamics in connection with this Agreement shall be imprinted with a legend restricting the sale, assignment, hypothecation or other disposition unless it can be made in accordance with applicable laws, rules and regulations;

               (v) It agrees that the stock transfer records of HyperDynamics shall reflect that it has requested HyperDynamics not to effect any transfer of any stock certificate representing any of the shares of HyperDynamics being acquired unless it shall first have obtained an opinion of legal counsel to the effect that the shares may be sold in accordance with applicable laws, rules and regulations, and it also understands that any opinion must be from legal counsel satisfactory to HyperDynamics and, regardless of any opinion, it similarly understands that the exemption covered by any opinion must in fact be applicable to the shares;

               (vi) It shall not sell, offer to sell, transfer, assign, hypothecate or make any other disposition of any interest in the shares being acquired except as may be pursuant to any applicable securities laws, rules and regulations;

               (vii) It fully understands that any investment for the acquisition of shares of HyperDynamics is "risk capital," and it is fully capable of bearing the economic risks attendant to this investment, without qualification;

               (viii) It further understands that without approval of counsel for the HyperDynamics, all shares of HyperDynamics to be issued and delivered pursuant this Agreement shall be represented by one stock certificate only and which such stock certificate shall be imprinted with the following legend or a reasonable facsimile thereof on the front and reverse sides thereof, to-wit:

          The shares of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred unless compliance with the registration provisions of such Act has been made or unless availability of an exemption from such registration provisions has been established, or unless sold pursuant to Rule 144 under the Act; and

               (ix) It is an "accredited investor" as that term is known under applicable securities laws, rules and regulations.

          4.5 Michael W. Gorts, the President of the Seller, shall resign as a director of Sierra and Tahoe, effective on the Closing.


                                5

Representations and Warranties of HyperDynamics and the Purchaser

          5.1 HyperDynamics, subject to the conditions precedent herein, and the Purchaser, have full right, power and authority to enter into this Agreement and to comply with the terms and provisions hereof, without qualification.

          5.2 HyperDynamics will maintain its reporting status with the Securities and Exchange Commission (the "Commission") so long the Seller is the owner of the shares of the Purchaser being acquired pursuant to this Agreement, or for a period of two years, whichever is shorter, and will use its best efforts to promptly and timely file all reports required to be filed by it with the Commission.


          5.3  The Purchaser also represents and warrants that it:

               (i) It is not relying on any representation or warranty of the Seller or any director or executive officer of the Seller except those representations and warranties contained in Section 4 hereof, with respect to this purchase and sale;

               (ii) It has conducted its own investigation of the risks and merits of the purchase of the outstanding securities of Sierra-Net, including, but not limited to a review of its books and records, financial and otherwise, and has had the opportunity to discuss this documentation with the directors and executive officers of Sierra-Net (excluding Michael W. Gorts, who is the President of the Seller), and to ask questions of these directors and executive officers, and that to the extent requested, all such questions have been answered to the Purchaser's satisfaction;

               (iii) It is an "accredited investor" as that term is known under applicable securities laws, rules and regulations, and is fully capable of evaluating the risks and merits associated with the purchase of the outstanding securities of Sierra-Net, without qualification.

                                6

                             Closing

          The Closing shall take place at the principal executive offices of the Seller, which are located at 101 Convention Center Drive, Las Vegas, NV 89109, not later than April 30, 1997.

                                7

                        General Provisions

          7.1 Further Assurances. At any time, and from time to time, after the Closing, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any securities transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

          7.2 Waiver. Any failure on the part of any party hereto to comply with any of their respective obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

          7.3 Brokers. Each party represents to the other parties hereunder that no broker or finder has acted for them in connection with this Agreement, and agrees to indemnify and hold harmless the other parties against any fee, loss or expense arising out of claims by brokers or finders employed or alleged to have been employed by either of them.

          7.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class registered or certified mail, return receipt requested, as follows:

               If to Seller:       Michael W. Gorts, President
                                   101 Convention Center Drive
                                   Las Vegas, Nevada 89109

               With a copy to:          Leonard W. Burningham, Esq.
                                   455 East 500 South, Suite 205
                                   Salt Lake City, Utah 84111

               If to HyperDynamics:     Greg J. Micek, President
                                   5444 Westheimer, Suite 2080
                                   Houston, Texas 77056

               If to Purchaser:         John Kozik, President
                                   ISP.NET, Inc.
                                   One Independent Drive East
                                   Suite 2405
                                   Jacksonville, Florida 32202

          7.5 Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representation, or communication, whether oral or written, between the parties hereto relating to the transactions contemplated herein or the subject matter hereof.

          7.6 Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

          7.7 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada, except to the extent pre-empted by federal law, in which event (and to that extent only), federal law shall govern.

          7.8 Assignment. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided however, that any assignment by any party of any rights under this Agreement without the prior written consent of the other party shall be void.

          7.9 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS HEREOF, the parties hereto have executed this Agreement on the dates indicated opposite their respective officers' signatures.



                         NET TELECOMMUNICATIONS, INCORPORATED


Dated: 4/1/97.           By  /s/  Michael W. Gorts, President


                         ISP.NET, INC.


Dated: 4/1/97.           By  /s/  John Kozik, President


                         HYPERDYNAMICS, INC.


Dated: 4/25/97.               By  /s/ Greg J. Micek, President

               ADDENDUM TO STOCK PURCHASE AGREEMENT


          THIS ADDENDUM TO STOCK PURCHASE AGREEMENT is made this 25th day of April, 1997, by and between Net Telecommunications, Incorporated, a Nevada corporation ("Net Tel"); ISP.NET, a Florida corporation ("ISP.NET"); IF & E, Inc., a Florida corporation ("IF&E"); and HyperDynamics Corporation, a Delaware corporation ("HyperDynamics"):


                             RECITALS

          WHEREAS, HyperDynamics has been submitted a proposal pursuant to a Stock Purchase Agreement dated April 1, 1997 (the "Agreement"), between Net Tel as the "Seller," and ISP.NET as the "Buyer," a copy of which is attached hereto and incorporated herein by reference, regarding the purchase of all of the outstanding securities of Sierra-Net, Inc., a Nevada corporation and wholly-owned subsidiary of Net Tel ("Sierra"); and

          WHEREAS, Tahoe On-Line, a Nevada corporation ("Tahoe"), which is referred to as a wholly-owned subsidiary of Sierra in the Agreement, was in fact merged into Sierra and is not a subsidiary;

          WHEREAS, HyperDynamics, as party to the Agreement, was to become a joint owner of a minority interest in ISP.NET following the purchase of the securities of Sierra by issuing a number of "unregistered" and "restricted" shares of its common stock to certain parties, including Net Tel, former stockholders of Sierra and two parties who had outstanding claims against Sierra and Net Tel; and

          WHEREAS, the Agreement was subject to the approval of the Board of Directors of HyperDynamics; and

          WHEREAS, HyperDynamics has reached an understanding with ISP.NET through its parent, IF&E, pursuant to which HyperDynamics will receive 4% of the monthly gross sales of Sierra, and 19% of the sales price of Sierra, if and when Sierra is sold by ISP.NET, in consideration of the issuance of certain shares of HyperDynamics' "unregistered" and "restricted" securities as outlined below, and subject to the resolution of the claims of the law firm of Caldwell & Caldwell and their client against Net Tel and Sierra;

          NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree to this Addendum to the Agreement, with the remaining provisions of the Agreement to remain in full force and effect, to-wit:

          1. That HyperDynamics shall issue the following "unregistered" and "restricted" shares of its common stock to IF&E in consideration of its understanding with IF&E through ISP.NET as aforesaid, to-wit: 25,000 shares (which are the shares that were previously to be issued to Net Tel under the Agreement [the shares which were previously to be issued to the Caldwells and their client under the Agreement will be waived in the settlement discussed below]); and an additional 152,000 "unregistered" and "restricted" shares of its common stock to Net Tel in consideration of the Agreement, such shares to be issued as directed by Net Tel.

          2. That additional "unregistered" and "restricted" shares of HyperDynamics' common stock be issued to Leonard W. Burningham, Esq. at 50% of the bid price on acceptance of this Addendum, the amount of which will be based upon Mr. Burningham's billing to HyperDynamics for all services related to the Agreement, with the understanding that Mr. Burningham will credit Net Tel for any fees in this regard previously billed to Net Tel;

          3. That based upon resolutions of the Board of Directors of HyperDynamics, a copy of which are attached hereto and incorporated herein by reference, such shares be deemed fully paid and non-assessable on issuance, and that the issuance thereof be subject to the following conditions, to-wit:

               (i) IF&E and/or ISP.NET will pay the Caldwells and their client, Giles F. Rider, and aggregate total of $50,000 to resolve any and all claims they may have against Net Tel and Sierra, excepting the monthly payments presently being paid by Sierra to Mr. Rider in the amount of $1,000, and IF&E and/or ISP.NET shall be entitled to receive an aggregate total of 80,000 "unregistered" and "restricted" shares of Net Tel common stock which were to be transferred to the Caldwells and Mr. Rider;

               (ii) That Net Tel waives the $10,000 and the 25,000 "unregistered" and "restricted" shares of common stock of HyperDynamics it was to receive under the Agreement;

               (iii) The acceptance of these proposals by Net Tel, ISP.NET, HyperDynamics and IF&E, which will amend the Agreement in all particulars;

               (iv) That Net Tel, by its acceptance hereof, represents and warrants that to its knowledge, the representations and warranties regarding Sierra contained in the preliminary draft of an Asset Purchase Agreement prepared by the law firm of Pezzola & Reinke, a copy of which is attached hereto and incorporated herein by reference, are true and correct; however, the Board of Directors understands that no director or executive officer of Net Tel has been directly or indirectly involved in the business operations of Sierra;

               (v) The parties agree that the venue of any dispute respecting the Agreement or this Addendum shall be in the court or courts of competent jurisdiction where
               HyperDynamics maintains its principal executive offices; and

               (vi) In the event of any such dispute, the parties agree such dispute shall be settled and determined by binding arbitration by an arbitrator to be selected by the representatives of each of the parties to this Agreement. In the event that the parties hereto cannot agree on a single arbitrator, then each party shall select its own arbitrator and these arbitrators shall select an additional arbitrator in order to resolve any disputes hereunder. The location of such arbitration shall be at an office of the American Arbitration Association nearest to the principal executive offices of HyperDynamics.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year set forth above.

                              NET TELECOMMUNICATIONS,
                              INCORPORATED


Dated: 4/25/97.                    By  /s/ Michael W. Gorts, President

                              ISP.NET, INC.


Dated: 4/25/97                By  /s/ John Kozik, President

                              IF & E, INC.


Dated: 4/25/97.                    By  /s/  John Kozik, President

                              HYPERDYNAMICS CORPORATION


Dated: 4/25/97.                    By  /s/ Greg J. Micek